Exhibit 99.3

December 2013 NASDAQ: SAEX THE GLOBAL LEADER IN GEOPHYSICAL LOGISTICS Cowen & Company 3 rd Annual Ultimate Energy Conference New York, NY Exhibit 99.3

This presentation includes certain forward - looking statements, including statements regarding future financial performance, future growth and future acquisitions . These statements are based on SAE’s current expectations or beliefs and are subject to uncertainty and changes in circumstances . Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of SAE’s business . These risks, uncertainties and contingencies include : fluctuations in the levels of exploration and development activity in the oil and gas industry ; intense industry competition ; a limited number of customers ; the need to manage rapid growth ; delays, reductions or cancellations of service contracts ; operational disruptions due to seasonality, weather or other external factors ; crew productivity ; the availability of capital resources ; substantial international business exposing SAE to currency fluctuations and global factors, including economic, political and military uncertainties ; the need to comply with diverse and complex laws and regulations ; and other factors set forth in SAE’s filings with the Securities and Exchange Commission . The information set forth herein should be read in light of such risks . Except as required by law, SAE is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward - looking statements, whether as a result of new information, future events, changes in assumptions or otherwise . Safe Harbor 2 NASDAQ: SAEX

History and Experience ▪ Founded in 2006 in Peru ▪ Rapid organic growth through international expansion and customer retention ▪ Deep industry knowledge with 85 + years of combined executive experience ▪ Went public in June 2013 Top - Tier Customer Base ▪ Reduce customer exploration risks with dedication to safety and efficiency ▪ Utilize expertise in logistics to provide a full range of 2 D, 3 D and 4 D land and shallow water marine seismic services ▪ No speculative shooting - 100 % of revenue is fully - funded and contracted ▪ Utilize flexible, adaptive 50 / 50 equipment ownership vs . rental model Strategy and Purpose ▪ Specialize in logistically - complex, geographically challenging environments ▪ Focus on North America, South America, Africa and Southeast Asia ▪ Operations in some of the most prolific oil producing regions of the world Global Leverage ▪ Majority of clients are tenured, well established IOCs and NOCs ▪ Average relationship 5 - 6 years Resilient Backlog ▪ $ 272 million on November 12 , 2013 , not including recent project awards totaling $ 40 million ▪ $ 331 million of total bids outstanding, including $ 92 million of bids in Africa Company Overview 3 NASDAQ: SAEX

Full Service Logistics Provider 4 NASDAQ: SAEX Program Design Planning & Permitting Camp Services & Infrastructure Survey & Line Cutting Drilling Recording & Processing On average, approximately 80% of SAE’s revenues are earned through high - margin logistics - related activities performed in - house Typical Project Characteristics ▪ Program design and planning usually starts up to a year in advance ▪ On average, projects tend to last 3 – 6 months in duration, but can last multiple years ▪ Crew size is often up to 3,000 skilled laborers hired from local communities ▪ Ability to increase and control efficiencies with logistical services, as opposed to commoditized recording and processing activities ▪ Less susceptible to cancellation due to long - term nature of very expensive development programs, compared to more volatile, commodity - price driven short - term projects typical of the Lower 48

International Leverage

SAExploration



North America

- NAM is a mature 3D market
- Significant market share in Alaska with major operations in Cook Inlet and North Slope
- Awarded 3 new projects in Alaska during Q4 2013
- Stabilized operations in Canada for last two years

Southeast Asia

- Tremendous shallow-water marine opportunities
- Recently completed complex shallow-water project in Malaysia
- Actively working with long-standing customers on new bids

South America

- Very large reservoirs in relatively unexplored regions
- SAE has the relationships and expertise necessary to work with local governments and communities
- Recently awarded first project in Brazil
- Significant market share in Peru and Colombia with Brazil holding most near-term growth potential

North Africa

- Significant untapped markets
- Projects are logistically complex and fit well within SAE niche
- Tremendous opportunities in Ethiopia and Chad with new and prior customers
- Currently have $92 million of bids outstanding

New expansion markets for SAE

SAE was built on the expertise and ability to operate in the most geographically complex and logistically challenging resource-producing regions of the world

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16% < 4% 80% 3 - 5% 12% 8% 40% 7 - 10% 25 - 30% $644 billion Market $16 - 19 billion Market Exploration Geophysics Development Data Library Sales Data Processing Land Equipment Land Acquisition Services Marine Equipment Marine Acquisition Services Market Opportunity 6 NASDAQ: SAEX Historical E&P Capex vs. Production ▪ Oil is becoming increasingly more difficult and expensive to find, as illustrated by the much sharper increase in spending versus annual production ▪ Global E&P capex in 2013 is projected to reach $ 644 billion, of which $ 16 - 19 billion represents anticipated seismic spending ▪ The land acquisition services segment of the seismic market is estimated to account for between $ 4 to $ 5 billion of total E&P capex Source: Barclays Annual E&P Spending Survey 2013 Projected 2013 Global E&P Capex

Strategic Positioning 7 NASDAQ: SAEX Source: Barclays Annual E&P Spending Survey 2013; BP Statistical Review June 2013 2013 Global E&P Spending by Region ▪ SAE strategically targets specific markets based on logistical complexity and client relationships ▪ Management foresaw the need for international expansion into more difficult regions of world ▪ IOCs and NOCs have led the charge, enabling SAE to prosper from sound market positioning ▪ SAE has exposure to over 44 % of the world’s oil reserves through its customers – IOCs and NOCs 2013 Est. E&P Spend = $644 billion YE 2012 Global Proved Oil Reserves

Strength In Backlog 8 NASDAQ: SAEX Historical Backlog (1) Current Contracted Backlog = $272 million Current Backlog and Bids Outstanding (1) Backlog Realization Expectations (1) ▪ Certain projects in Canada may not be reflected in backlog at quarter - end due to short duration of bidding, winning, and completing projects in the region ▪ Smaller tack - on projects are taken with little notice in an effort to maintain optimal crew utilization and smooth out short - term delays Backlog $272 million Bids O/S $331 million (1) Current backlog does not include two recent project awards collectively valued at $40 million Note: SAE defines Backlog as a financial figure as of a specific point in time consisting of the accumulation of committed wo rk secured through a signed contract or letter of intent that has yet to be completed

Capital Expenditures 9 NASDAQ: SAEX Capital Expenditures ▪ During 2011 and 2012 , SAE invested over $ 65 million in new equipment, transforming its equipment profile from mostly rental to 50 % ownership, with the goal of increasing profitability ▪ SAE will consider additional investments in equipment on a case - by - case basis ; available liquidity will only be utilized when accretive to earnings ▪ No future capex required to fulfill current backlog ▪ Current equipment is mostly new with limited maintenance capex required 2 - year capex program to increase return on equipment and lower rental expense

($ in millions) 9/30/2013 12/31/2012 12/31/2011 Cash and Equivalents $ 16.8 $ 15.7 $ 5.0 Working Capital 24.4 27.7 (18.6) P, P & E, net 61.6 70.5 41.1 Long-Term Debt 91.8 78.5 - Stockholders' Equity 6.8 24.1 13.6 Financial Summary 10 NASDAQ: SAEX Revenue and Gross Margin (1) Modified EBITDA and Margins Balance Sheet Summary ▪ 2012 revenues included significant third - party fees, where SAE only nets a small management concession ▪ First 9 months of 2013 were materially impacted by multiple project delays, including the further delay of a large previously paused project in Alaska and mechanical issues on a shallow - water marine project in Malaysia ▪ Also impacting the first 9 months of 2013 was an early Q 3 project in Canada that, due to seasonal pricing pressure, had lower margins than is typical of SAE’s winter operations in the region (1) Excludes direct operating expenses, including depreciation of $3.3 million, $3.8 million, $11.4 million and $10.4 million in FY 2010, 2011 and 2012 and first 9M 2013, respectively

Positive Progress 11 NASDAQ: SAEX Expectations ▪ Expect to return to profitability in Q 4 2013 ▪ Multiple avenues for continued organic growth – market share growth + seismic market growth ▪ Ability to increase margins by capturing additional efficiencies, notably within logistical services Resilient Backlog New Project Awards ▪ During Q 4 2013 , SAE announced a total of five new project awards – three in Alaska and two in South America – aggregately valued at $ 192 million ▪ Recently awarded first project in Brazil ; expected to start in Q 2 2014 ▪ $ 92 million of bids outstanding in Africa, with expectation of first project award in 2014 ▪ Actively bidding numerous shallow - water marine opportunities with long - standing customers in SE Asia Resources ▪ Recently opened offices in Malaysia, North Africa, and Houston to facilitate growth ▪ Backlog of $ 272 million on November 12 , 2013 , not including two most recent project awards collectively valued at $ 40 million ▪ Resiliency in backlog and business development efforts is reflected by ability to capture new opportunities quickly

Building Blocks of Success 12 NASDAQ: SAEX Adapt, adopt and utilize newest acquisition technologies Maximize asset utilization and resource efficiencies Continue expansion into logistically complex markets around the world Attract and retain top - tier management and crew - level personnel Reduce customer exploration risks through outstanding QHSE performance and community relations

Devin Sullivan Senior Vice President O: (212) 836 - 9608 dsullivan@equityny.com Ryan Abney Vice President, Capital Markets & IR O: 281 - 258 - 4409 C: 832 - 606 - 4117 rabney@saexploration.com Contacts 13 NASDAQ: SAEX

Appendix

Executive Management

SAExploration

Years Experience



Jeff Hastings
Executive Chairman

- President and owner of Fairweather Geophysical, which successfully maintained significant market share of Alaskan seismic market during each year of operation
- Following the acquisition of Fairweather by Veritas DGC in 2000, Mr. Hastings retained his role as head of the Alaskan Division for Veritas and then CGGVeritas following its acquisition of Veritas DGC
- Mr. Hastings was instrumental in assisting SAE in successfully expanding its operations into Alaska's Cook Inlet and North Slope

35+



Brian Beatty
President and CEO

- Founded SAE in 2006 after establishing and maintaining Veritas DGC's South American operations, where he ran operations for over 15 years
- Began career in seismic field management in 1980 with Veritas DGC
- Successfully led SAE's expansion into Canada through its acquisition of Datum Exploration

30+



Brent Whiteley
CFO and GC

- Joined SAE in 2011 as Chief Operating Officer and General Counsel, later transitioning to the role of Chief Financial Officer and General Counsel
- Following more than 10 years in private law, Mr. Whiteley joined Veritas DGC as its Assistant General Counsel.
- After earning his MBA in 2006, Mr. Whiteley assumed the role of Senior Vice President in charge of all operations for CGGVeritas' Land Acquisition business in the Americas

20+

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(1) Excludes $ 213 thousand of amortization of loan issuance costs which are included in depreciation and amortization for the fiscal year ending December 31 , 2012 (2) Principally deferred financing costs and early payment fee in connection with the retirement of certain outstanding indebtedness (3) Costs related to contemplated acquisitions (4) Excludes $ 1 , 385 thousand and $ 2 , 447 thousand of amortization of loan issuance costs which are included in depreciation and amortization in the three and nine month periods ended September 30 , 2013 (5) Principally third - party financing costs, costs associated with the merger of SAE and Trio, and one - time severance costs related to the reduction of staff in Colombia Note : Modified EBITDA (arrived at by taking earnings before interest, taxes, depreciation and amortization, and non - recurring expenses) is not derived in accordance with generally accepted accounting principles (“GAAP”) . EBITDA is a key metric SAE uses in evaluating its financial performance . EBITDA is considered a non - GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933 , as amended . SAE considers EBITDA important in evaluating its financial performance on a consistent basis across various periods . Due to the significance of non - cash and non - recurring items, EBITDA enables SAE’s Board of Directors and management to monitor and evaluate the business on a consistent basis . SAE uses EBITDA as a primary measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating investments and potential acquisitions . The presentation of EBITDA should not be construed as an inference that SAE’s future results will be unaffected by unusual or non - recurring items or by non - cash items, such as non - cash compensation . EBITDA should be considered in addition to, rather than as a substitute for, pre - tax income, net income and cash flows from operating activities . EBITDA Reconciliation 16 NASDAQ: SAEX For the fiscal year ending Three months ended Nine months ended December 31, September 30, September 30, ($ in thousands) 2012 2011 2010 2013 2012 2013 2012 Net (Loss) Income $ 9,985 $ 9,508 $ 5,821 $ (29,696) $ 2,482 $ (24,079) $ 15,308 Depreciation and Amortization 12,470 4,110 3,493 5,087 3,432 13,636 9,188 Interest Expense, net 3,573 (1) 624 674 3,292 (4) 632 9,012 (4) 1,471 Income Tax Expense 1,444 3,319 4,500 12,615 310 13,863 2,227 Non-Recurring Expenses 3,437 (2) 964 (3) - 679 (5) - 2,520 (5) - Modified EBITDA $ 30,909 $ 18,525 $ 14,488 $ (8,023) $ 6,856 $ 14,952 $ 28,194

Unique Perspectives 17 NASDAQ: SAEX

Unique Perspectives (cont’d) 18 NASDAQ: SAEX

Unique Perspectives (cont’d) 19 NASDAQ: SAEX

Unique Perspectives (cont’d) 20 NASDAQ: SAEX

Unique Perspectives (cont’d) 21 NASDAQ: SAEX